Exhibit 10.44

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDED AND RESTATED SERVICES AND SUPPLY AGREEMENT

This AMENDED AND RESTATED SERVICES AND SUPPLY AGREEMENT (this “Agreement”) dated as of September 10, 2010 (the “Effective Date”), is entered into among Biogen Idec MA Inc. (“Biogen Idec”), Covella Pharmaceuticals, Inc. (“Covella”) and Santarus, Inc. (“Santarus”) (hereinafter collectively, the “Parties”).

BACKGROUND

A.	Biogen Idec and Covella entered into a License Agreement (as amended, the “License Agreement”) dated as of January 22, 2009, pursuant to which Covella obtained an exclusive license to the patents and certain know-how and other intellectual property owned or controlled by Biogen Idec relating to Anti-VLA1 integrin antibodies (“Anti-VLA1 Antibody Program”).

B.	Biogen Idec and Covella entered into a Services And Supply Agreement (the “Original Agreement”) dated as of January 22, 2009, between Covella and Biogen Idec to provide certain stability testing and storage services relating to materials manufactured by Biogen Idec for use in the Anti-VLA1 Antibody Program, and to sell such materials to Covella.

C.	Covella has entered into an Agreement and Plan of Merger dated as of September 10, 2010 (the “Merger Agreement”) with Santarus, SAN Acquisition Corp. and Lawrence C. Fritz, as the Stockholder Representative, pursuant to which Santarus will acquire Covella.

D.	In connection with the transactions contemplated by the Merger Agreement, the Parties desire to amend and restate the Original Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. Terms used with initial capital letters shall have the respective meanings set forth in this Agreement, or if not defined herein, the respective meanings given them in the License Agreement.

2. Testing, Storage and Supply of Existing Inventory

2.1 Description of Existing Inventory. It is understood that as of the Effective Date, Biogen Idec has in inventory approximately:

2.1.1 [***] ([***]) grams of drug product (as further described on Exhibit 1, the “Existing Product”) in bulk form, consisting of humanized anti-VLA1 monoclonal antibody drug substance, [***], and which has been manufactured in compliance with cGMP (the “Bulk Drug Substance”); and

2.1.2 [***] ([***]) vials of the Existing Product (as further described on Exhibit 1) in the form of lyophilized humanized anti-VLA1 monoclonal antibody drug product, [***], and which has been manufactured in compliance with cGMP (the “Drug Product”, and collectively with the Bulk Drug Substance, the “Existing Inventory”).

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2 Stability Testing

2.2.1 [***]

2.2.2 Inter-lab Qualification Assistance. Biogen Idec shall provide its reasonable assistance to affect the orderly transfer to Covella of the Anti-VLA1 Antibody Program analytical testing methods and stability knowledge as specified in this Section 2.2.2 and in Exhibit 3 (“Analytical Documentation”). For this purpose, Biogen Idec will deliver to Covella the items of Biogen Idec Analytical Documentation that exist in electronic or tangible form within [***] of the Effective Date. For avoidance of doubt, Biogen Idec shall at no point be required to create or complete any new reports or documents, all document will be transferred as-is. This “Inter-lab Qualification” would include, but not be limited to, the Covella laboratory conducting assays on the Existing Inventory in parallel with the activities described in Section 2.2.1. Biogen Idec will allow a Covella analytical representative(s) to observe the testing activities in the Biogen Idec laboratories to the extent necessary for a successful Inter-lab Qualification. Biogen Idec will also provide reasonable assistance to Covella for the Inter-lab Qualification activities, and if requested by Covella, will provide such Biogen Idec personnel as reasonably necessary to facilitate the Inter-lab Qualification, provided that Biogen Idec’s assistance with respect to such activities shall be limited to a total of [***] at the applicable FTE rate.

2.2.3 On-going Testing. Biogen Idec shall not be responsible for any ongoing testing after the initial testing of existing inventory as described in section 2.2.1. Covella shall be responsible for conducting stability testing in a professional manner and in accordance with industry standards, provided that Covella shall not be obliged to conduct such stability testing on any part of the [***] Materials that are known to have become [***] with their then-applicable stability specifications.

2.3 Supply of Material

2.3.1 Storage and Supply of [***] Material. Biogen Idec agrees to maintain any [***] Material in storage for up to [***] after the Effective Date (the “Storage Period”), and to supply to Covella from time to time during the Storage Period, such quantities of the [***] Material as are properly requested by Covella in writing, at no additional charge. Covella shall request quantities of [***] Material pursuant to purchase orders that include quantities requested and a good faith description of the intended uses and timeframes for use of such quantities, and Covella shall use commercially reasonable efforts to adhere to such uses and timeframes. Biogen Idec shall supply the [***] Material within [***] of each such request. Any such [***] Material requested by Covella shall be delivered Ex Works (Incoterms 2000), Biogen Idec’s facility in Cambridge, Massachusetts. Prior to shipment, Biogen Idec shall provide to Covella a certificate of analysis and certificate of cGMP compliance, in a form reasonably agreed by the Parties, demonstrating that the relevant [***] Material to be shipped conform to the applicable specifications therefore and was manufactured under cGMP conditions. [***] Material in the form of Bulk Drug Substance may not be ordered in units less than [***], and [***] Material in the form of Drug Product may not be ordered in units less than [***]. [***] Biogen Idec agrees to store and handle the [***] Material in the same manner as Biogen Idec stores and handles its own similar products (i.e., monoclonal antibody products in bulk or vialed form, as the case may be). The Parties acknowledge and agree that Biogen Idec’s storage and supply obligations hereunder are conditioned upon, and shall be subject to, a mutually acceptable quality agreement to be entered into by the Parties within [***] after the Effective Date hereof. Title to Existing Product and [***] Material shall transfer to Covella as set forth in Section 12.6 of this Agreement.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3.2 Product Warranty. Biogen Idec warrants that: (i) [***]; (ii) all of the [***] Material has been manufactured and stored in accordance with, and when supplied to Covella hereunder, will comply with cGMP requirements; and (iii) none of the [***] Material has been adulterated or misbranded under the United States Food, Drug and Cosmetic Act. [***]

2.4 Duration of Supply Obligation. Upon the earlier of (i) the date of termination or expiration of this Agreement or of the Storage Period, (ii) Covella’s provision of notice to Biogen Idec that it will not request any further quantities of [***] Material, or (iii) Covella’s failure to pay any storage fee due under Section 3.3 within [***] after Biogen Idec’s provision of written notice that such amount is past due, Biogen Idec’s obligations under this Section 2 (other than the warranties set forth in Section 2.3.2 with respect to [***] Material supplied to Covella hereunder which shall survive such events) shall be deemed to have expired.

2.5 Master Cell Bank. It is understood that as of the Effective Date, Biogen Idec has in inventory the cell line [***] (the “Master Cell Bank”) used to manufacture the Existing Inventory and engineered using certain technology of Biogen Idec and certain other technology [***] as further described in the License Agreement.

2.5.1 [***]

2.6 Conversion of Bulk Drug Substance to Drug Product. Covella shall have the right during the Storage Period to manufacture some portion of the Bulk Drug Substance in the Existing Inventory to additional Drug Product (“Fresh Product”). [***]

2.6.1 In the event that Biogen Idec and Covella do not for any reason enter into definitive documents with respect to manufacture of Fresh Product within [***] after Biogen Idec’s receipt of request from Covella to manufacture said product, [***].

3. Payment

3.1 Payment for [***] Material. The fee for each gram of [***] Bulk Drug Substance delivered to Covella is [***] Dollars per gram ($[***] /gram), and the fee for each vial of [***] Drug Product delivered to Covella is [***] Dollars per vial ($[***] /vial). Such amounts shall accrue and become due at the same time as the payment for achievement of the first “Receipt of Approval” Clinical and Regulatory Milestone under Section 5.2 of the License Agreement; provided, however, that in the event that the License Agreement is terminated, for any reason, prior to the achievement of the first such Clinical and Regulatory Milestone, then such accrued amounts shall become due and Covella shall make such payment to Biogen Idec within thirty (30) days of the termination date of the License Agreement. In the event that Covella sells or otherwise transfers any [***] Material to a Third Party (other than any such transfer to a clinical site performing studies, analytical laboratory conducting testing on behalf of Covella, or manufacturing organizations used by Covella for the production of Fresh Product), Covella shall within thirty (30) days pay to Biogen Idec an amount equal to the greater of (i) the fees accrued for such [***] Material, or (ii) any and all amounts actually paid to Covella or its Affiliates for such [***] Material; provided this Section 3.1 shall not apply to transfer of [***] Material to Covella or a Third Party for the purpose of storing the Material on Covella’s behalf following expiration or termination of this Agreement and the charges of $[***] /gram of [***] Bulk Drug Substance or $[***] for each vial of [***] Drug Product shall accrue only when Covella transfers [***] Material from storage for the purpose of using it for human clinical trials.

3.2 Payment for Stability Testing. Covella shall compensate Biogen Idec for the stability testing of the [***] Material on a time and materials basis at the rates and for the costs and materials set forth in the SOW. Biogen Idec shall deliver to Covella upon written request any remaining amounts of the reagents used for the stability testing of the [***] Material outlined in 2.2.1 at no charge.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.3 Payment Terms. Except as otherwise specified in this Agreement or the SOW, amounts due shall be payable by Covella within thirty (30) days of the date of each invoice. Late payments will accrue interest from the date due until the date paid at a rate of [***] % per month, or the maximum rate allowed under applicable law, whichever is less, on the unpaid balance.

4. Confidential Information

4.1 Sections 4.2, 4.3, 4.4, 4.5 and 4.6 of this Agreement shall apply to the extent that the item in question is not subject to the confidentiality provisions of the License Agreement. The Parties acknowledge that the License Agreement contains, among other things, intellectual property ownership, license and confidentiality provisions that may apply to compounds, samples, materials, data, information or other items that are the subject of this Agreement. Nothing in this Agreement shall be deemed to vary, amend, or waive any provision of the License Agreement.

4.2 Biogen Idec agrees to treat any confidential or proprietary information obtained from Covella or generated or created by Biogen ldec in the course of performing services under this Agreement, (collectively, the “Confidential Information”) as the confidential and exclusive property of Covella, and agrees not to disclose any of the Confidential Information to any third party without first obtaining the written consent of Covella. Biogen Idec agrees that it will use any Confidential Information only for purposes of providing services to Covella hereunder and for no other purpose without the prior written consent of Covella.

4.3 The above provisions of confidentiality shall not apply to that part of the Confidential Information which Biogen Idec is able to demonstrate by documentary evidence:

(i)	was in Biogen Idec’s possession prior to receipt from Covella (other than as a result of Biogen Idec’s conduct of the Anti-VLA1 Antibody Program, in which case such Confidential Information shall remain subject to the confidentiality provisions of this Agreement or the License Agreement, as applicable); or

(ii)	was in the public domain at the time of receipt from Covella, other than by acts or omissions of Biogen Idec in breach of this Agreement or the License Agreement; or

(iii)	becomes part of the public domain through no fault of Biogen Idec, its directors, officers or employees, other than by acts or omissions of Biogen Idec in breach of this Agreement or the License Agreement; or

(iv)	is lawfully received by Biogen Idec from some third party having a right of further disclosure and such third party did not obtain the information from Covella or is not otherwise under an obligation of confidentiality; or

(v)	is independently developed by Biogen Idec outside of this Agreement after the Effective Date without use of the Confidential Information or any Proprietary Information (as defined in the License Agreement).

4.4 Biogen Idec shall not publish any articles or make any presentations relating to the services provided hereunder or referring to data, information or materials generated as part of such services, in whole or in part, without the prior written consent of Covella.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.5 Biogen Idec agrees that, upon the earlier to occur of (i) Covella’s request or (ii) termination or expiration of this Agreement, Biogen Idec shall return to Covella all parts of the Confidential Information and will return or destroy any copies thereof made by Biogen Idec, its directors, officers or employees. In no event shall Biogen Idec dispose of any materials or data or other information obtained or generated in the course of providing the services hereunder without giving Covella sixty (60) days’ prior written notice of its intent to do so.

4.6 Neither anything herein contained nor any delivery of any Confidential Information to Biogen Idec shall be deemed to grant to Biogen Idec any rights or licenses under any patent applications or patents or to any know-how, technology or inventions of Covella.

5. Information. Biogen Idec shall provide to Covella, at Covella’s request, any information related to the services that exist in tangible form at the time of the request and are reasonably required by Covella in support of its applications to regulatory authorities, patent offices or such governmental bodies as regulate the clinical development, marketing approval and/or prices of pharmaceutical products; provided, however, that the foregoing shall in no event require Biogen Idec to provide copies of laboratory notebooks or manufacturing run records generated prior to the Effective Date. Biogen Idec will provide copies of laboratory notebook data generated as part of the activities described in Section 2 to Covella to the extent necessary for a successful Inter-lab Qualification or for regulatory submission purposes.

6. Quality Assurance

6.1 Upon request, Biogen Idec shall provide Covella a copy of Biogen Idec’s internal guidelines for testing, quality control, documentation, record-keeping and standard and general operating procedures used by Biogen Idec in connection with the services provided hereunder.

6.2 Biogen Idec shall share with Covella the results of any inspection by a government agency that may affect the services provided hereunder or results of such services.

7. Exclusion of Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE SOW OR IN SECTION 2.3.2 HEREOF, BIOGEN IDEC EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE SERVICES OR ANY MATERIALS PROVIDED HEREUNDER, INCLUDING MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND THAT THE MATERIALS, SERVICES OR THEIR RESULTS SHALL BE NON-INFRINGING.

8. Limitations and Exclusions of Liability

8.1 TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BIOGEN IDEC SHALL NOT BE LIABLE FOR ANY DELAYS TO ANY RESEARCH AND/OR DEVELOPMENT PROGRAM, INCLUDING CLINICAL TRIALS, LOSS OF DATA, LOSS OF PROFITS, OR LOSS OR BUSINESS OR BUSINESS OPPORTUNITIES, REGARDLESS OF HOW SUCH DAMAGES ARE CHARACTERIZED, OR FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR INDIRECT DAMAGES ARISING FROM OR RELATING TO THIS AGREEMENT OR TO THE SERVICES PROVIDED OR CONTEMPLATED HEREUNDER, HOWEVER CAUSED AND REGARDLESS OF THEORY OF LIABILITY OR WHETHER BIOGEN IDEC HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

8.2 TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BIOGEN IDEC SHALL NOT BE LIABLE FOR ANY DAMAGES OF ANY KIND GREATER THAN THE AMOUNT ACTUALLY PAID UNDER THE SOW TO WHICH SUCH DAMAGES RELATE, OR IN THE CASE OF DAMAGES THAT ARE NOT SPECIFIC TO THE SOW, $10,000. THESE LIMITATIONS WILL APPLY EVEN IF BIOGEN IDEC HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES. BOTH PARTIES HEREBY ACKNOWLEDGE THAT THE MUTUAL COVENANTS AND AGREEMENTS SET FORTH IN THIS AGREEMENT, INCLUDING THE FEES CHARGED HEREUNDER, REFLECT THIS ALLOCATION OF RISK. THE LIMITATIONS OF THIS SECTION SHALL APPLY EVEN IN THE EVENT OF A FAILURE OF THE ESSENTIAL PURPOSE OF THIS PROVISION.

9. Notices. Any notice, consent or report required or permitted to be given or made under this Agreement by one Party to the other Party shall be in English and in writing, delivered personally or by facsimile (receipt verified and a copy promptly sent by personal delivery, U.S. first class mail or express courier providing evidence of receipt, postage prepaid (where applicable)), or by U.S. first class mail or express courier providing evidence of receipt, postage prepaid (where applicable), at the following address for a Party (or such other address for a Party as may be specified by like notice):

To Biogen Idec:	To Covella:
Biogen Idec MA Inc.	c/o Santarus, Inc.
14 Cambridge Center	3721 Valley Centre Drive, Suite 400
Cambridge MA 02142	San Diego, CA 92130
Attention:	Attention:
Susan Alexander, Esq.	Legal Affairs Department
General Counsel	Facsimile: 858-314-5702
Facsimile: (866) 546-2758	Phone: 858-314-5700
Phone: (617) 679-2386

With a copy to (which shall not constitute
With a copy to (which shall not	notice hereunder):
constitute notice hereunder):
Biogen Idec MA Inc.	Latham & Watkins LLP
14 Cambridge Center	12636 High Bluff Drive, Suite 400
Cambridge MA 02142	San Diego, CA 92130
Attention: Susan Green	Attention: Scott N. Wolfe
Associate Director, Program	Facsimile: (858) 523-5450
Management	Phone: (858) 523-5400
Facsimile: (6 17) 9 14-4569
Phone: (617) 679-22 18

10. Duration and Termination

10.1 This term of Agreement shall commence as of the Effective Date and, subject to earlier termination in accordance with this Section 10, shall continue in force until the third anniversary of the Effective Date, unless extended in writing by the mutual written agreement of the Parties.

10.2 Notwithstanding anything herein to the contrary:

10.2.1 This Agreement shall terminate automatically upon the termination of the License Agreement.

10.2.2 Following completion of the Stability and Inter-lab Qualification activities set forth in Part C.1 and C.3 of the SOW, this Agreement may be terminated at any time by either Party upon sixty (60) days’ written notice to the other Party. Either Party may terminate this Agreement upon ten (10) days’ written notice to the other Party in the event of default by the other Party of its material obligations under this Agreement, unless such default is cured within such ten (10) day period.

10.3 Covella may terminate work under the SOW upon ten (10) days’ prior written notice to Biogen Idec without terminating the entire Agreement. Upon termination of work under the SOW under this Section 10.3, Covella shall pay Biogen Idec for the work completed by Biogen Idec prior to the date of receipt by Biogen Idec of the notice of termination, plus, unless such termination is for the uncured breach by Biogen Idec of any provision of this Agreement or the gross negligence or intentional misconduct of Biogen Idec or any of its employees, any committed, non-refundable or non-recoverable costs and any additional termination fees specified in the SOW.

10.4 Covella shall have the right to request transfer of [***] Material to Covella or a Third Party for the purpose of storing the Materials in connection with the (i) expiration or termination of this Agreement, (ii) expiration of the Storage Period, (iii) or upon Covella’s written request at any time prior to (i) or (ii). Such request must be made, if at all, prior to the date of expiration or termination of this Agreement or the expiration of the Storage Period, whichever occurs first. Biogen Idec shall cooperate in making any such transfers in a prompt manner, at Covella’s cost. If no such request is timely made, Biogen Idec shall be free to dispose of the [***] Material as it sees fit, in accordance with Section 2.4 and upon thirty (30) days’ prior written notice to Covella.

10.5 This Section 10.5 and Sections 1 (Definitions), 2.3.2 (Product Warranty) (solely with respect to [***] Material supplied to Covella hereunder), 3 (Payment), 4 (Confidential Information), 5 (Information), 6 (Quality Assurance), 7 (Exclusion of Warranties), 8 (Limitations and Exclusions of Liability), 9 (Notices), 10.4, 11 (Disputes) and 12 (Miscellaneous) of this Agreement shall survive the expiration or termination for any reason of this Agreement. In the event of termination by Biogen Idec for any reason other than Covella’s breach of this Agreement or the License Agreement, Covella may require Biogen Idec to complete the SOW if then underway, provided that Biogen Idec’s storage obligations under the SOW shall not continue past the date that this Agreement would otherwise have expired pursuant to Section 10.1. In the event that Biogen Idec terminates this Agreement due to a breach of this Agreement or the License Agreement by Covella, Covella shall within ten (10) days of the termination date deliver to Biogen Idec any unused [***] Material that it controls as of the date of the notification of termination by Biogen Idec.

11. Disputes

11.1 Any dispute as to the breach, performance or interpretation of this Agreement (a “Dispute”) shall be resolved by final, binding arbitration in accordance with the provisions of this Section 11. The arbitration shall be conducted by the Judicial Arbitration and Mediation Services, Inc. (or any successor entity thereto) (“JAMS”) under its rules of arbitration then in effect, except as modified in this Agreement. The arbitration shall be conducted in the English language, by a single arbitrator. The arbitrator shall engage an independent expert with experience in the subject matter of the Dispute to advise the arbitrator.

11.2 The Parties and the arbitrator shall use all reasonable efforts to complete any such arbitration within two (2) months from the issuance of notice of a referral of any such Dispute to arbitration. The arbitrator shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the Parties must expend for discovery; provided that the arbitrator shall permit such discovery as he or she deems necessary to permit an equitable resolution of the Dispute.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.3 The Parties agree that the decision of the arbitrator shall be the sole, exclusive and binding remedy between them regarding the Dispute presented to the arbitrator. Any decision of the arbitrator may be entered in a court of competent jurisdiction for judicial recognition of the decision and an order of enforcement. The arbitration proceedings and the decision of the arbitrator shall not be made public without the joint consent of the Parties and each Party shall maintain the confidentiality of such proceedings and decision unless each Party otherwise agrees in writing.

11.4 Unless otherwise mutually agreed upon by the Parties, the arbitration proceedings shall be conducted in San Diego, California. The Parties agree that they shall share equally the cost of the arbitration filing and hearing fees, the cost of the independent expert retained by the arbitrator, and the cost of the arbitrator and administrative fees of JAMS. Each Party shall bear its own costs and attorneys’ and witnesses’ fees and associated costs and expenses.

11.5 Pending the selection of the arbitrator or pending the arbitrator’s determination of the merits of any Dispute, either Party may seek appropriate interim or provisional relief from any court of competent jurisdiction as necessary to protect the rights or property of that Party.

12. Miscellaneous

12.1 This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns, provided that neither Party shall have the right to assign this Agreement or its rights and obligations hereunder without the prior written consent of the other Party, except that either Party may assign this Agreement to an affiliate or in connection with the transfer or sale of all or substantially all of its assets or business related to this Agreement, or in the event of its merger or consolidation or change in control or similar transaction provided such affiliate or successor assumes and agrees to be bound by the terms hereof.

12.2 This Agreement sets forth the entire agreement of the Parties with respect to the subject matter contained herein, and may not be modified or amended except by a written agreement executed by the Parties.

12.3 Covella and Biogen Idec are independent parties and nothing in this Agreement is intended or shall be deemed to create a partnership, agency, employer/employee or joint venture relationship between the Parties or between either Party and any employee or agent of the other Party.

12.4 If any provision of this Agreement shall be found by a court to be void, invalid or unenforceable, the same shall either be reformed to comply with applicable law or stricken if not so conformable, so as not to affect the validity or enforceability of this Agreement.

12.5 This Agreement shall be governed by and construed in accordance with the laws of California, without regard to the conflicts of law principles that would provide for application of the law of a jurisdiction other than California and excluding the United Nations Convention on Contracts for the International Sales of Goods.

12.6 The Parties acknowledge and agree that this Agreement does not limit or enlarge any obligation under, or otherwise vary, amend or form any part of the License Agreement. No breach of this Agreement shall create any liability for either Party under the License Agreement unless a separate basis for such liability is expressly set forth in the License Agreement. Title to each lot of the biological materials supplied by Biogen Idec to Covella hereunder shall transfer to Covella upon delivery of such lot to Covella. Covella acknowledges and agrees that no right or license, either express or implied, is granted under this Agreement with respect to any patent, trade secret, know-how, other information or intellectual property rights of Biogen Idec or any third party in the biological materials supplied hereunder or any other subject matter and any such license rights are as set forth in the License Agreement.

[remainder of page intentionally blank]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement through their duly authorized representatives as of the date first set forth above.

BIOGEN IDEC MA INC.	SANTARUS, INC.

By: /s/ George Scangos	By: /s/ Gerald T. Proehl

Name: George Scangos	Name: Gerald T. Proehl

Title: Chief Executive Officer	Title: President and Chief Executive Officer

COVELLA PHARMACEUTICALS, INC.

By: /s/ Lawrence C. Fritz

Name: Lawrence C. Fritz

Title: Chief Executive Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED SERVICES AND SUPPLY AGREEMENT]

EXHIBIT 1

Existing Product

Antibody hAQC2

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Current Inventory – Drug Product

[***]

Current Inventory – Bulk Drug Substance

[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 2

Scope of Work (SOW)

Anti-VLA1 (BG0004) [***] & Inter-lab Qualification Project

A. Project Scope

Biogen Idec will provide the following activities in support of the VLA-1 Project for Covella.

1. [***]

2. Reagents: Biogen Idec will provide ordering, supply, and storage of the custom reagents and materials required to perform the [***] and analysis of the VLA-1 Bulk Drug Substance and Drug Product for the activities performed at Biogen Idec. Any reagents remaining at the conclusion of the [***] will be transferred to Covella. The list of custom materials that Covella may require for future [***] is specified below (see Section C.3).

B. Deliverables

1. [***]

2. Reagents: Any remaining custom reagents will be shipped to Covella one time.

C. Breakdown of Activities and Fees

1. [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
		[***]	[***]

2. Inter-lab Qualification:

Inter-lab Qualification will be performed in conjunction with those activities as outlined above for [***]. Any additional resources will be billed at $[***] per FTE hour.

3. Reagents:

Reagent	Preparation Time	Qualification Time	Total Time (worst case)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D. Terms

[***]

[***]

[***]

[***]

[***]

E. Points of Contact

Upon authorization of the SOW, Covella will work with Biogen Idec to establish timelines for the initiation and execution of the project. Contact information for the primary points of contact for each organization is provided below.

Company	Biogen Idec	Covella
Name	Joseph Molon	Laura Weston
Title		Sr. Director, Pharmaceutical Technology
Mailing Address	14 Cambridge Center Cambridge, MA 02142	3721 Valley Centre Drive, Suite 400 San Diego, CA 92130
Email Address	Joseph.Molon@biogenidec.com	lweston@santarus.com
Phone	617-914-6894	858-314-5734
Fax		858-314-5701

F. Key Assumptions

1. Biogen Idec will provide all applicable and required test materials(s) and any available documents to Covella in order to meet the requirements of the project.

2. Covella will generate all relevant method transfer protocols.

3. Work performed will be done as outlined in this proposal and in accordance with Biogen Idec’s Standard Operating Procedures, and cGXP regulatory guidelines, where applicable.

G. Approval

This SOW is acknowledge and accepted by Biogen Idec and Covella by their duly authorized representatives.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BIOGEN IDEC MA, INC.		COVELLA PHARMACEUTICALS, INC.

By:	By:
[signature]		[signature]

Name:		Name: Gerald T. Proehl

Title:		Title: President and Chief Executive Officer

Date:		Date:

EXHIBIT 3 - Analytical Documentation

INFORMATION REQUIRED TO RELEASE TEST PRODUCT AND QUALIFY REFERENCE STANDARDS

Document	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

HISTORICAL [***] DATA

Description
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

ANALYTICAL REPORTS
[***]
[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 4

[***]

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